Exhibit 10.2

CHANGE IN CONTROL AGREEMENT

          THIS CHANGE IN CONTROL AGREEMENT (this “Agreement”) is made and entered into this 29th day of December, 2008, by and between Tamalpais Bank, a subsidiary of Tamalpais Bancorp (the “Company” or “Employer”) and MARK GARWOOD(the “Executive” or “Employee”):

RECITALS

          A.     The Executive is a principal officer of the Company and is an integral part of the management of the Company.

          B.     The Employer wishes to assure both itself and the Executive of continuity of management in the event of any actual or threatened change in control of the Company.

          C.     This Agreement is not intended to alter materially the compensation and benefits that the Executive could reasonably expect in the absence of a change in control of the Company and, accordingly, this Agreement, though taking effect upon its execution, will be operative only in the event of a Change in Control of the Company, as that phrase is defined in this Agreement.

THE AGREEMENT

          NOW, THEREFORE, in consideration of the promises and the mutual agreements herein contained, Employer and Executive hereby agree as follows:

          1.     Term. Unless otherwise agreed upon by Employer and Executive in writing, this Agreement shall terminate, except to the extent that any obligation of Employer hereunder remains unpaid as of such time, upon the earliest of (a) the voluntary or involuntary termination of Executive’s employment with Employer or (b) the third (3rd) anniversary of the effective date of a Change in Control, as defined in Section 2 hereof.

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          2.     Definitions.

          (a)     “Change in Control” shall be deemed to have occurred at the time (i) a report on Schedule 13D is filed with the Securities and Exchange Commission pursuant to Section 13(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) disclosing that any Person (as hereinafter defined) is the beneficial owner (as such term is defined in Rule 13d-3 under the Exchange Act), directly or indirectly of securities of the Company representing more than fifty percent (50%) of the combined voting power entitled to vote generally in the election of directors of the then outstanding securities of the Company; or (ii) any Person shall purchase securities pursuant to a tender offer or exchange offer to acquire any common stock of the Company (or securities convertible into common stock) for cash, securities or any other consideration, provided that after consummation of the offer, the person in question is the beneficial owner (as such term is defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing more than fifty percent (50%) of the combined voting power entitled to vote generally in the election of directors of the then outstanding securities of the Company; or (iii) the shareholders of the Company shall approve a reorganization, merger, consolidation, recapitalization, exchange offer, purchase of assets or other transaction, in each case, with respect to which the persons who were the beneficial owners of the Company immediately prior to such a transaction do not, immediately after consummation thereof, own more than fifty percent (50%) of the combined voting power entitled to vote generally in the election of directors of the reorganized, merged, recapitalized or resulting company’s then outstanding securities; or (iv) the shareholders of the Company shall approve a liquidation or dissolution of the Company; or (v) the Company approves a sale or otherwise transfer (or one or more of its subsidiaries shall sell or otherwise transfer), in one or more related transactions, assets aggregating fifty percent (50%) or more of the book value of the assets of the Company and its subsidiaries (taken as a whole). For purposes of this Agreement, “Person” shall mean and include any individual, corporation, partnership, group, association or other “person”, as such term is used in Sections 13(d) and 14(d) of the Exchange Act, other than the Company, a wholly owned subsidiary of the Company or any employee benefit plan(s) sponsored by the Company or a subsidiary of the Company. For purposes of the definition of Company under this Section 2, shall include any parent, or company that owns at least fifty percent (50%) of the voting stock, of the Company.

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          (b)     “For Cause,” pursuant to this Agreement, shall include, but not be limited to: (i) any act of material dishonesty; (ii) any material breach of this Agreement or any breach of a fiduciary duty (involving personal profit); (iii) any habitual neglect of, or habitual negligence in carrying out, Executive’s duties relating to his or her employment with Employer; (iv) any willful violation of any law, rule or regulation, which, by virtue of Company regulatory restrictions imposed as a result thereof, would have a material adverse effect on the business or financial prospects of Employer; (v) any conviction for of any felony or misdemeanor that would bar Employer from employing Employee under applicable banking laws or regulations, or which may be reasonably interpreted to be harmful to the Employer’s reputation; (vi) any failure by Employee to qualify at any time during the Employment Term for any fidelity bond; (vii) the requirement to comply with any final cease-and-desist order or written agreement with any applicable state or federal regulatory authority which requests or orders Employee’s dismissal or limits Employee’s employment duties; (viii) any conduct which constitutes unfair competition with the Employer or its affiliates; or (ix) the inducement of any client, customer, agent or employee to break any contract or terminate the agency or employment relationship with the Employer or its affiliates. Termination For Cause by Employer shall not constitute a waiver of any remedies which may otherwise be available to Employer under law, equity, or this Agreement.

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          (c)     “Good Reason” shall mean the existence of one or more of the following conditions arising without the consent of the Executive (i) a requirement to relocate to an office that is thirty-five (35) miles or more from the primary office where Executive is located as of the effective date of a Change in Control (for purposes of this Agreement the parties agree that thirty-five (35) miles is a material change in geographical location); (ii) a material reduction in the Executive’s base compensation; or (iii) Executive’s authority, responsibilities or duties being materially diminished; provided, however, the Executive must provide written notice to the Company that a Good Reason condition exists within sixty (60) days of the initial occurrence of the Good Reason condition and the Company shall have thirty (30) days to cure such condition (the “Thirty-Day Cure Period”).

          (d)     “Termination Date” shall mean the date in which Executive’s employment terminates in accordance with Section 3(a) of this Agreement.

          3.     Payment of Benefit.

          (a)     Change in Control Benefit. In the event that Executive is involuntarily terminated or terminates for Good Reason within three (3) months prior to or two (2) years after, and in connection with, a Change in Control by Employer, or its assignee or successor, for any reason other than For Cause, the Executive shall receive a Change in Control Benefit; provided that if the Executive terminates for Good Reason, such termination must occur by the end of the calendar year in which the earlier occurs (i) the Thirty-Day Cure Period lapses without the Company curing the Good Reason condition, or (ii) the Company provides notice to the Executive within the Thirty-Day Cure Period that it does not intend to cure the Good Reason condition.

          (b)     Amount of Benefit. A “Change in Control Benefit” means the amount equal to (i) two (2) time(s) the sum of Employee’s (A) annual base salary in effect immediately prior to a Change in Control, and (B) highest annual bonus paid in the past three years, plus (ii) performance-based bonus(es), in which the performance period applicable to such bonus(es) is scheduled to end after the Change in Control, calculated as if the target was met at one-hundred percent (100%) and the targeted amount multiplied by the fraction equal to the whole months between the beginning of the performance period divided by the total months of the scheduled performance period.

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          (c)     Time and Form of Benefit. The Change in Control Benefit shall be paid in a single lump sum to the Employee as soon as administratively practicable after, but in no event later than two and one-half (2-1/2) months after the end of the calendar year immediately following the calendar year in which, Employee’s Termination Date occurs (the “Short-Term Deferral Period”). The payment of the Change in Control Benefit will be reduced by any required federal, state, and local income tax, employment tax, and applicable contribution or deductions for benefits.

          4.     Tax Gross Up. The Change in Control Benefit payment provided under this Agreement shall be provided without regard to any limitations imposed by section 280G or section 4999 of the Internal Revenue Code of 1986, as amended (the “Code”). If the payment provided under this Agreement, together with any other payments or transfers of property, constitutes a “parachute payment” under section 280G of the Code, then Company shall pay to Employee an additional payment (the “Tax Gross Up”) sufficient that the amount Employee retains, after payment of all federal and state income, alternative minimum, Medicare and parachute excise taxes, shall equal the amount Employee would have retained after all such taxes if no parachute excise tax had been owed and no Tax Gross Up had been paid. The Tax Gross Up shall be paid to Executive as soon as administratively practicable following Executive’s Termination Date, but in no event later than the end of the Short Term Deferral Period.

          5.     Certain Health and Welfare Benefits.

          (a)     Health Benefit Coverage. In addition to the Change in Control Benefit, until the expiration of twenty-four (24) month(s) (the “Health Coverage Period”), commencing on the date of Executive’s Termination Date the Employer shall maintain in full force and effect for the continued benefit of the Employee and the Employee’s dependents all Employer-sponsored group health care coverage in which the Employee participated as of his or her Termination Date, after which Employee shall be entitled to any health care coverage continuation rights under the Consolidated Omnibus Budget Reconciliation Act of 1985 (“COBRA Rights”) and/or under the Cal-COBRA law, if applicable (“California COBRA Rights”). If the terms of any insurance policy or HMO coverage providing benefits under any Employer-sponsored group health coverage plan of the Employer do not permit continued participation by the Employee and the Employee’s dependents as required by this Agreement, then Employee shall be entitled to health care coverage continuation rights under COBRA or the Cal-COBRA law, if applicable, in which case and Employer will bear the full cost of COBRA or and California COBRA Rights continuation coverage for the Employee and the Employee’s qualified dependents, which shall be paid directly to the applicable provider on a monthly basis, provided Employee timely elects COBRA or Cal-COBRA continuation coverage for Employee and/or Employee’s qualified dependents, until the expiration of the Health Coverage Period after which any further COBRA or Cal-COBRA continuation coverage shall be at Employee’s sole expense. Notwithstanding the foregoing, the amount of Cal-COBRA Rights provided during a calendar year may not affect Cal-COBRA Rights to be provided in any other calendar year.

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          (b)     Conversion of Certain Benefits. For any Employer-sponsored group term life insurance or group long-term disability insurance for which Executive has a conversion right under the applicable policy, the Company shall pay directly to the provider or carrier the cost of such conversion coverage, limited to the same level of coverage that Executive had immediately prior to his or her Termination Date for the “Conversion Coverage Period”. The “Conversion Coverage Period” shall be the period from Executive’s Termination Date to twenty-four (24) month(s) after Executive’s Termination Date; provided, however, that the Conversion Coverage Period shall end immediately in the event of Executive’s death in the case of life insurance and in the event of commencement of long-term disability benefits in the case of long-term disability insurance. Notwithstanding the foregoing, the amount of benefits provided under this Section 5(b) during a calendar year may not affect the benefits to be provided in any other calendar year.

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          For any Employer-sponsored group term life insurance or group long-term disability insurance for which Executive does not have a conversion right under the applicable policy, the Company shall pay Executive a lump-sum payment equal to twenty-four (24) month(s) of the monthly premium cost that Employer pays for such coverage under its group term life insurance or group long-term disability insurance, whichever is applicable, for Executive as of the month in which the Executive’s Termination Date occurs. Such payment shall be made as soon as administratively practicable, but in no event later than the Short-Term Deferral Period. Executive shall not under any circumstances be permitted to elect, directly or indirectly, to receive payment under this paragraph in lieu of any conversion coverage in the preceding paragraph.

          6.     Section 409A. To the extent Employee is determined to be a “specified employee” within the meaning of section 409A(a)(2)(B)(i) of the Code and payment of the Change in Control Benefit or provision of other benefits under this Agreement, along with payments or benefits that is aggregated under Treasury Regulation section 1.409A-1(c)(2), would result in the imposition of penalties under section 409A of the Code, payment of the Change in Control Benefit or provision of other benefits under this agreement shall be delayed for six (6) months following Employee’s separation from service, as defined in Treasury Regulation section 1.409A-1(h)(1). To the extent the Change in Control Benefit or provision of other benefits under this Agreement is subject to section 409A of the Code, and the parties Company or Employee reasonably believe, at any time, that such payment or benefit does not comply with section 409A of the Code, it will promptly advise the other party and will negotiate reasonably to amend the terms of this Agreement such that it so complies (with the most limited possible economic effect on Employer and Employee the parties and with the intent to preserve payment of a meaningful portion of such payment or benefit over the applicable period).

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          7.     Forfeiture.

          (a)     The benefits paid or provided under this Agreement shall be in lieu of any severance benefit that the Company is obligated to pay to Executive; provided, however, if the Company or its successor or assignee would pay Executive a greater benefit under a severance plan or arrangement that it sponsors or that it entered into with Executive, such difference shall be paid to Executive under such severance plan or arrangement.

          (b)     The benefits paid or provided under this Agreement are contingent upon Employee having executed and delivered a general release agreement in the form provided by Employer which becomes effective and irrevocable by the end of the Short-Term Deferral Period.

          8.     No Effect on Employment Rights. Nothing contained in this Agreement or any modification or amendment hereto, or the payment of any benefit, gives or shall be deemed to give Executive any right to continued employment, or any legal or equitable right against Employer or any employee of Employer. Moreover, nothing contained in this Agreement or any modification or amendment hereto, or the payment of any benefit shall modify, or otherwise have any effect on, Executive’s employment relationship with Employer.

          This Agreement shall also not affect Executive’s rights under any employee benefit plan offered by Employer, such as any pension or profit-sharing, non-qualified deferred compensation arrangement, medical, dental or hospitalization, life insurance, AD&D, bonus, incentive compensation, stock option, or vacation pay plan. Executive’s rights under those plans are governed solely by their terms, and Executive should review those plans to ascertain his rights under them. In particular, Executive’s receipt of a Change in Control Benefit under this Agreement does not change the date of his termination of employment for purposes under any such plans.

          9.     Notices. Any notices to be given hereunder by either party to the other may be effected in writing either by personal delivery or by mail, registered or certified, postage prepaid with return receipt requested. Notices to Employer shall be given to the Company at its then current principal office, c/o Chairman of the Board of Directors. Notices to Executive shall be sent to Executive’s then current personal residence. Notices delivered personally shall be deemed communicated as of actual receipt; mailed notices shall be deemed communicated as of five (5) days after mailing.

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          10.     Entire Agreement. This Agreement supersedes any and all other agreements, either oral or in writing, between the parties hereto with respect to benefits in connection with a Change in Control. Each party to this Agreement acknowledges that no representations, inducements, promises or agreements, oral or otherwise, have been made by any party, or anyone acting on behalf of any party, which are not embodied herein, and that no other agreement, statement or promise not contained in this Agreement shall be valid and binding. Any modification of this Agreement will be effective only if it is in writing signed by all parties to this Agreement.

          11.     Severability. In the event that any term or condition contained in this Agreement shall, for any reason, be held by a court of competent jurisdiction to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or non-enforceability shall not affect any other term or condition of this Agreement, but this Agreement shall be construed as if such invalid or illegal or unenforceable term or condition had never been contained herein.

          12.     Administration. Employer shall have the power, in their discretion, to interpret and make all determinations as to the right to a Change in Control Benefit under this Agreement and the amount thereof. Their interpretation or determinations thereof in good faith shall be final and conclusive, and subject to review only to the extent a court or arbitrator concludes that any such interpretation or determination is arbitrary or capricious.

          13.     Choice of Law and Forum. This Agreement shall be governed by and construed in accordance with the laws of the State of California, except to the extent preempted by the laws of the United States. Any action or proceeding brought upon, or arising out of, this Agreement or its termination shall be brought in a forum located within the State of California County of Marin, and Executive hereby agrees to be subject to service of process in the State of California.

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          14.     Waiver. The parties hereto shall not be deemed to have waived any of their respective rights under this Agreement unless the waiver is in writing and signed by such waiving party. No delay in exercising any rights shall be a waiver nor shall a waiver on one occasion operate as a waiver of such right on a future occasion.

          15.     Executive’s Rights Unsecured. For purposes of the Code, the Company’s obligation under this Agreement shall be that of an unfunded and unsecured promise by the Company to pay money in the future. All distributions under this Agreement shall be paid from the general assets of the Company. The right of the Executive, or Executive’s dependents or beneficiaries to receive, a payment or benefit under this Agreement shall be an unsecured claim against the general assets of the Company, and neither the Executive nor any of Executive’s dependents or beneficiaries shall have any rights in or against any assets of the Company.

          16.     Nonassignable. Executive, or Executive’s dependents or beneficiaries, shall not have any power or right to transfer, assign, anticipate, hypothecate, mortgage, commute, modify, or otherwise encumber in advance any of the benefits payable hereunder, nor shall any of said benefits be subject to seizure for the payment of any debts, judgments, alimony, or separate maintenance owed by Executive, or Executive’s dependents or beneficiaries, or be transferable by operation of law in the event of bankruptcy, insolvency, or otherwise.

          17.     Assumption. The surviving or resulting corporation, the transferee of Employer’s assets, or Employer shall be bound by the provisions of this Agreement. Employer shall require any successor (whether direct or indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of the business and/or assets of Employer, by agreement in form and substance satisfactory to Executive, to expressly assume and agree to perform this Agreement in the same manner and to the same extent that Employer would be required to perform it if no such succession had taken place. As used in this Agreement, “Employer” shall mean Employer as hereinbefore defined and any successor to Employer’s business and/or assets as aforesaid which executes and delivers the agreement provided for in this Section 17 or which otherwise becomes bound by all the terms and provisions of this Agreement by operation of law.

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          18.     Captions and Paragraph Headings. Captions and paragraph headings used herein are for convenience and ready reference only and are not a part of this Agreement and shall not be used in the construction or interpretation thereof.

          19.     Arbitration. Any controversy or claim arising out of or relating to this Agreement, or breach of this Agreement, shall be settled by arbitration in accordance with the Employment Arbitration Rules of the American Arbitration Association, and judgment on the award rendered by the arbitrators may be entered in any court having jurisdiction. There shall be three arbitrators, one to be chosen directly by each party, and the third arbitrator to be selected by the two arbitrators so chosen. Each party shall pay the fees of the arbitrator he or it selects and of his or its own attorneys, and the expenses of him or its witnesses and all other expenses connected with representing him or its case. Other costs of the arbitration, including the cost of any record or transcripts of the arbitration, administrative fees, the fee of the third arbitrator, and all other fees and costs, shall be borne equally by the parties.

          EXECUTED on the day and year first-above written.

EMPLOYER:	EXECUTIVE:
Tamalpais Bancorp

Carolyn B. Horan, Chairman of the Board	Mark Garwood

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CHANGE IN CONTROL AGREEMENT

          THIS CHANGE IN CONTROL AGREEMENT (this “Agreement”) is made and entered into this 29th day of December, 2008, by and between Tamalpais Bank, a subsidiary of Tamalpais Bancorp (the “Company” or “Employer”) and MICHAEL E. MOULTON (the “Executive” or “Employee”):

RECITALS

          A.     The Executive is a principal officer of the Company and is an integral part of the management of the Company.

          B.     The Employer wishes to assure both itself and the Executive of continuity of management in the event of any actual or threatened change in control of the Company.

          C.     This Agreement is not intended to alter materially the compensation and benefits that the Executive could reasonably expect in the absence of a change in control of the Company and, accordingly, this Agreement, though taking effect upon its execution, will be operative only in the event of a Change in Control of the Company, as that phrase is defined in this Agreement.

THE AGREEMENT

          NOW, THEREFORE, in consideration of the promises and the mutual agreements herein contained, Employer and Executive hereby agree as follows:

          1.     Term. Unless otherwise agreed upon by Employer and Executive in writing, this Agreement shall terminate, except to the extent that any obligation of Employer hereunder remains unpaid as of such time, upon the earliest of (a) the voluntary or involuntary termination of Executive’s employment with Employer or (b) the third (3rd) anniversary of the effective date of a Change in Control, as defined in Section 2 hereof.

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          2.     Definitions.

          (a)     “Change in Control” shall be deemed to have occurred at the time (i) a report on Schedule 13D is filed with the Securities and Exchange Commission pursuant to Section 13(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) disclosing that any Person (as hereinafter defined) is the beneficial owner (as such term is defined in Rule 13d-3 under the Exchange Act), directly or indirectly of securities of the Company representing more than fifty percent (50%) of the combined voting power entitled to vote generally in the election of directors of the then outstanding securities of the Company; or (ii) any Person shall purchase securities pursuant to a tender offer or exchange offer to acquire any common stock of the Company (or securities convertible into common stock) for cash, securities or any other consideration, provided that after consummation of the offer, the person in question is the beneficial owner (as such term is defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing more than fifty percent (50%) of the combined voting power entitled to vote generally in the election of directors of the then outstanding securities of the Company; or (iii) the shareholders of the Company shall approve a reorganization, merger, consolidation, recapitalization, exchange offer, purchase of assets or other transaction, in each case, with respect to which the persons who were the beneficial owners of the Company immediately prior to such a transaction do not, immediately after consummation thereof, own more than fifty percent (50%) of the combined voting power entitled to vote generally in the election of directors of the reorganized, merged, recapitalized or resulting company’s then outstanding securities; or (iv) the shareholders of the Company shall approve a liquidation or dissolution of the Company; or (v) the Company approves a sale or otherwise transfer (or one or more of its subsidiaries shall sell or otherwise transfer), in one or more related transactions, assets aggregating fifty percent (50%) or more of the book value of the assets of the Company and its subsidiaries (taken as a whole). For purposes of this Agreement, “Person” shall mean and include any individual, corporation, partnership, group, association or other “person”, as such term is used in Sections 13(d) and 14(d) of the Exchange Act, other than the Company, a wholly owned subsidiary of the Company or any employee benefit plan(s) sponsored by the Company or a subsidiary of the Company. For purposes of the definition of Company under this Section 2, shall include any parent, or company that owns at least fifty percent (50%) of the voting stock, of the Company.

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(b)     “For Cause,” pursuant to this Agreement, shall include, but not be limited to: (i) any act of material dishonesty; (ii) any material breach of this Agreement or any breach of a fiduciary duty (involving personal profit); (iii) any habitual neglect of, or habitual negligence in carrying out, Executive’s duties relating to his or her employment with Employer; (iv) any willful violation of any law, rule or regulation, which, by virtue of Company regulatory restrictions imposed as a result thereof, would have a material adverse effect on the business or financial prospects of Employer; (v) any conviction for of any felony or misdemeanor that would bar Employer from employing Employee under applicable banking laws or regulations, or which may be reasonably interpreted to be harmful to the Employer’s reputation; (vi) any failure by Employee to qualify at any time during the Employment Term for any fidelity bond; (vii) the requirement to comply with any final cease-and-desist order or written agreement with any applicable state or federal regulatory authority which requests or orders Employee’s dismissal or limits Employee’s employment duties; (viii) any conduct which constitutes unfair competition with the Employer or its affiliates; or (ix) the inducement of any client, customer, agent or employee to break any contract or terminate the agency or employment relationship with the Employer or its affiliates. Termination For Cause by Employer shall not constitute a waiver of any remedies which may otherwise be available to Employer under law, equity, or this Agreement.

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          (c)     “Good Reason” shall mean the existence of one or more of the following conditions arising without the consent of the Executive (i) a requirement to relocate to an office that is thirty-five (35) miles or more from the primary office where Executive is located as of the effective date of a Change in Control (for purposes of this Agreement the parties agree that thirty-five (35) miles is a material change in geographical location); (ii) a material reduction in the Executive’s base compensation; or (iii) Executive’s authority, responsibilities or duties being materially diminished; provided, however, the Executive must provide written notice to the Company that a Good Reason condition exists within sixty (60) days of the initial occurrence of the Good Reason condition and the Company shall have thirty (30) days to cure such condition (the “Thirty-Day Cure Period”).

          (d)     “Termination Date” shall mean the date in which Executive’s employment terminates in accordance with Section 3(a) of this Agreement.

          3.     Payment of Benefit.

          (a)     Change in Control Benefit. In the event that Executive is involuntarily terminated or terminates for Good Reason within three (3) months prior to or two (2) years after, and in connection with, a Change in Control by Employer, or its assignee or successor, for any reason other than For Cause, the Executive shall receive a Change in Control Benefit; provided that if the Executive terminates for Good Reason, such termination must occur by the end of the calendar year in which the earlier occurs (i) the Thirty-Day Cure Period lapses without the Company curing the Good Reason condition, or (ii) the Company provides notice to the Executive within the Thirty-Day Cure Period that it does not intend to cure the Good Reason condition.

          (b)     Amount of Benefit. A “Change in Control Benefit” means the amount equal to (i) one and one-half (1.5) time(s) the sum of Employee’s (A) annual base salary in effect immediately prior to a Change in Control, and (B) highest annual bonus paid in the past three years, plus (ii) performance-based bonus(es), in which the performance period applicable to such bonus(es) is scheduled to end after the Change in Control, calculated as if the target was met at one-hundred percent (100%) and the targeted amount multiplied by the fraction equal to the whole months between the beginning of the performance period divided by the total months of the scheduled performance period.

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          (c)     Time and Form of Benefit. The Change in Control Benefit shall be paid in a single lump sum to the Employee as soon as administratively practicable after, but in no event later than two and one-half (2-1/2) months after the end of the calendar year immediately following the calendar year in which, Employee’s Termination Date occurs (the “Short-Term Deferral Period”). The payment of the Change in Control Benefit will be reduced by any required federal, state, and local income tax, employment tax, and applicable contribution or deductions for benefits.

          4.     Tax Gross Up. The Change in Control Benefit payment provided under this Agreement shall be provided without regard to any limitations imposed by section 280G or section 4999 of the Internal Revenue Code of 1986, as amended (the “Code”). If the payment provided under this Agreement, together with any other payments or transfers of property, constitutes a “parachute payment” under section 280G of the Code, then Company shall pay to Employee an additional payment (the “Tax Gross Up”) sufficient that the amount Employee retains, after payment of all federal and state income, alternative minimum, Medicare and parachute excise taxes, shall equal the amount Employee would have retained after all such taxes if no parachute excise tax had been owed and no Tax Gross Up had been paid. The Tax Gross Up shall be paid to Executive as soon as administratively practicable following Executive’s Termination Date, but in no event later than the end of the Short Term Deferral Period.

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          5.     Certain Health and Welfare Benefits.

          (a)     Health Benefit Coverage. In addition to the Change in Control Benefit, until the expiration of eighteen months (18) month(s) (the “Health Coverage Period”), commencing on the date of Executive’s Termination Date the Employer shall maintain in full force and effect for the continued benefit of the Employee and the Employee’s dependents all Employer-sponsored group health care coverage in which the Employee participated as of his or her Termination Date, after which Employee shall be entitled to any health care coverage continuation rights under the Consolidated Omnibus Budget Reconciliation Act of 1985 (“COBRA Rights”) and/or under the Cal-COBRA law, if applicable (“California COBRA Rights”). If the terms of any insurance policy or HMO coverage providing benefits under any Employer-sponsored group health coverage plan of the Employer do not permit continued participation by the Employee and the Employee’s dependents as required by this Agreement, then Employee shall be entitled to health care coverage continuation rights under COBRA or the Cal-COBRA law, if applicable, in which case and Employer will bear the full cost of COBRA or and California COBRA Rights continuation coverage for the Employee and the Employee’s qualified dependents, which shall be paid directly to the applicable provider on a monthly basis, provided Employee timely elects COBRA or Cal-COBRA continuation coverage for Employee and/or Employee’s qualified dependents, until the expiration of the Health Coverage Period after which any further COBRA or Cal-COBRA continuation coverage shall be at Employee’s sole expense. Notwithstanding the foregoing, the amount of Cal-COBRA Rights provided during a calendar year may not affect Cal-COBRA Rights to be provided in any other calendar year.

         (b)     Conversion of Certain Benefits. For any Employer-sponsored group term life insurance or group long-term disability insurance for which Executive has a conversion right under the applicable policy, the Company shall pay directly to the provider or carrier the cost of such conversion coverage, limited to the same level of coverage that Executive had immediately prior to his or her Termination Date for the “Conversion Coverage Period”. The “Conversion Coverage Period” shall be the period from Executive’s Termination Date to eighteen (18) month(s) after Executive’s Termination Date; provided, however, that the Conversion Coverage Period shall end immediately in the event of Executive’s death in the case of life insurance and in the event of commencement of long-term disability benefits in the case of long-term disability insurance. Notwithstanding the foregoing, the amount of benefits provided under this Section 5(b) during a calendar year may not affect the benefits to be provided in any other calendar year.

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          For any Employer-sponsored group term life insurance or group long-term disability insurance for which Executive does not have a conversion right under the applicable policy, the Company shall pay Executive a lump-sum payment equal to eighteen (18) month(s) of the monthly premium cost that Employer pays for such coverage under its group term life insurance or group long-term disability insurance, whichever is applicable, for Executive as of the month in which the Executive’s Termination Date occurs. Such payment shall be made as soon as administratively practicable, but in no event later than the Short-Term Deferral Period. Executive shall not under any circumstances be permitted to elect, directly or indirectly, to receive payment under this paragraph in lieu of any conversion coverage in the preceding paragraph.

          6.     Section 409A. To the extent Employee is determined to be a “specified employee” within the meaning of section 409A(a)(2)(B)(i) of the Code and payment of the Change in Control Benefit or provision of other benefits under this Agreement, along with payments or benefits that is aggregated under Treasury Regulation section 1.409A-1(c)(2), would result in the imposition of penalties under section 409A of the Code, payment of the Change in Control Benefit or provision of other benefits under this agreement shall be delayed for six (6) months following Employee’s separation from service, as defined in Treasury Regulation section 1.409A-1(h)(1). To the extent the Change in Control Benefit or provision of other benefits under this Agreement is subject to section 409A of the Code, and the parties Company or Employee reasonably believe, at any time, that such payment or benefit does not comply with section 409A of the Code, it will promptly advise the other party and will negotiate reasonably to amend the terms of this Agreement such that it so complies (with the most limited possible economic effect on Employer and Employee the parties and with the intent to preserve payment of a meaningful portion of such payment or benefit over the applicable period).

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          7.     Forfeiture.

          (a)     The benefits paid or provided under this Agreement shall be in lieu of any severance benefit that the Company is obligated to pay to Executive; provided, however, if the Company or its successor or assignee would pay Executive a greater benefit under a severance plan or arrangement that it sponsors or that it entered into with Executive, such difference shall be paid to Executive under such severance plan or arrangement.

          (b)     The benefits paid or provided under this Agreement are contingent upon Employee having executed and delivered a general release agreement in the form provided by Employer which becomes effective and irrevocable by the end of the Short-Term Deferral Period.

          8.     No Effect on Employment Rights. Nothing contained in this Agreement or any modification or amendment hereto, or the payment of any benefit, gives or shall be deemed to give Executive any right to continued employment, or any legal or equitable right against Employer or any employee of Employer. Moreover, nothing contained in this Agreement or any modification or amendment hereto, or the payment of any benefit shall modify, or otherwise have any effect on, Executive’s employment relationship with Employer.

          This Agreement shall also not affect Executive’s rights under any employee benefit plan offered by Employer, such as any pension or profit-sharing, non-qualified deferred compensation arrangement, medical, dental or hospitalization, life insurance, AD&D, bonus, incentive compensation, stock option, or vacation pay plan. Executive’s rights under those plans are governed solely by their terms, and Executive should review those plans to ascertain his rights under them. In particular, Executive’s receipt of a Change in Control Benefit under this Agreement does not change the date of his termination of employment for purposes under any such plans.

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          9.     Notices. Any notices to be given hereunder by either party to the other may be effected in writing either by personal delivery or by mail, registered or certified, postage prepaid with return receipt requested. Notices to Employer shall be given to the Company at its then current principal office, c/o Chairman of the Board of Directors. Notices to Executive shall be sent to Executive’s then current personal residence. Notices delivered personally shall be deemed communicated as of actual receipt; mailed notices shall be deemed communicated as of five (5) days after mailing.

          10.     Entire Agreement. This Agreement supersedes any and all other agreements, either oral or in writing, between the parties hereto with respect to benefits in connection with a Change in Control. Each party to this Agreement acknowledges that no representations, inducements, promises or agreements, oral or otherwise, have been made by any party, or anyone acting on behalf of any party, which are not embodied herein, and that no other agreement, statement or promise not contained in this Agreement shall be valid and binding. Any modification of this Agreement will be effective only if it is in writing signed by all parties to this Agreement.

          11.     Severability. In the event that any term or condition contained in this Agreement shall, for any reason, be held by a court of competent jurisdiction to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or non-enforceability shall not affect any other term or condition of this Agreement, but this Agreement shall be construed as if such invalid or illegal or unenforceable term or condition had never been contained herein.

          12.     Administration. Employer shall have the power, in their discretion, to interpret and make all determinations as to the right to a Change in Control Benefit under this Agreement and the amount thereof. Their interpretation or determinations thereof in good faith shall be final and conclusive, and subject to review only to the extent a court or arbitrator concludes that any such interpretation or determination is arbitrary or capricious.

          13.     Choice of Law and Forum. This Agreement shall be governed by and construed in accordance with the laws of the State of California, except to the extent preempted by the laws of the United States. Any action or proceeding brought upon, or arising out of, this Agreement or its termination shall be brought in a forum located within the State of California County of Marin, and Executive hereby agrees to be subject to service of process in the State of California.

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          14.     Waiver. The parties hereto shall not be deemed to have waived any of their respective rights under this Agreement unless the waiver is in writing and signed by such waiving party. No delay in exercising any rights shall be a waiver nor shall a waiver on one occasion operate as a waiver of such right on a future occasion.

          15.     Executive’s Rights Unsecured. For purposes of the Code, the Company’s obligation under this Agreement shall be that of an unfunded and unsecured promise by the Company to pay money in the future. All distributions under this Agreement shall be paid from the general assets of the Company. The right of the Executive, or Executive’s dependents or beneficiaries to receive, a payment or benefit under this Agreement shall be an unsecured claim against the general assets of the Company, and neither the Executive nor any of Executive’s dependents or beneficiaries shall have any rights in or against any assets of the Company.

          16.     Nonassignable. Executive, or Executive’s dependents or beneficiaries, shall not have any power or right to transfer, assign, anticipate, hypothecate, mortgage, commute, modify, or otherwise encumber in advance any of the benefits payable hereunder, nor shall any of said benefits be subject to seizure for the payment of any debts, judgments, alimony, or separate maintenance owed by Executive, or Executive’s dependents or beneficiaries, or be transferable by operation of law in the event of bankruptcy, insolvency, or otherwise.

          17.     Assumption. The surviving or resulting corporation, the transferee of Employer’s assets, or Employer shall be bound by the provisions of this Agreement. Employer shall require any successor (whether direct or indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of the business and/or assets of Employer, by agreement in form and substance satisfactory to Executive, to expressly assume and agree to perform this Agreement in the same manner and to the same extent that Employer would be required to perform it if no such succession had taken place. As used in this Agreement, “Employer” shall mean Employer as hereinbefore defined and any successor to Employer’s business and/or assets as aforesaid which executes and delivers the agreement provided for in this Section 17 or which otherwise becomes bound by all the terms and provisions of this Agreement by operation of law.

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          18.     Captions and Paragraph Headings. Captions and paragraph headings used herein are for convenience and ready reference only and are not a part of this Agreement and shall not be used in the construction or interpretation thereof.

          19.     Arbitration. Any controversy or claim arising out of or relating to this Agreement, or breach of this Agreement, shall be settled by arbitration in accordance with the Employment Arbitration Rules of the American Arbitration Association, and judgment on the award rendered by the arbitrators may be entered in any court having jurisdiction. There shall be three arbitrators, one to be chosen directly by each party, and the third arbitrator to be selected by the two arbitrators so chosen. Each party shall pay the fees of the arbitrator he or it selects and of his or its own attorneys, and the expenses of him or its witnesses and all other expenses connected with representing him or its case. Other costs of the arbitration, including the cost of any record or transcripts of the arbitration, administrative fees, the fee of the third arbitrator, and all other fees and costs, shall be borne equally by the parties.

          EXECUTED on the day and year first-above written.

EMPLOYER:	EXECUTIVE:
Tamalpais Bancorp

Carolyn B. Horan, Chairman of the Board	Michael E. Moulton

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